Exhibit 99.1

Dolby Laboratories Reports Record Revenue for Second Quarter of Fiscal 2005; Company Issues Full-Year Guidance

    SAN FRANCISCO--(BUSINESS WIRE)--May 5, 2005--In its first earnings report as a public company, Dolby Laboratories (NYSE:DLB) today announced the Company's financial results for the second quarter of fiscal 2005 ended April 1, 2005. For the second quarter, Dolby reported total revenue of $85.1 million, the highest quarterly revenue in its 40-year history, compared to $78.7 million for the second quarter of fiscal 2004. Second-quarter net income was $10.3 million, or $0.10 per diluted share compared to $12.4 million, or $0.14 per diluted share for the second quarter of fiscal 2004. Per-share calculations are based on 105.5 million diluted shares in the second quarter of fiscal 2005 compared with 91.0 million diluted shares in the comparable year-ago quarter as a result of the Company's IPO in February 2005.
    "We are very pleased with this quarter's results. Revenue was at a record quarterly level, driven by continued growth in licensees' sales of DVD-related products," said Bill Jasper, Dolby Laboratories' President and Chief Executive Officer. "During the second quarter we continued to make significant investments in our infrastructure to support anticipated growth and to meet the needs of being a public company. We also remain focused on the future through research and development as we strive to bring new high-quality entertainment technologies to the market."
    On a pro forma basis, second-quarter net income was $14.9 million, or $0.14 per diluted share, compared to $18.5 million, or $0.20 per diluted share last year. Pro forma results exclude the effect of royalties payable to the Company's founder for the use of intellectual property rights under licensing agreements, which discontinued as of February 2005. These amounts were $7.7 million and $10.0 million in the second quarter of fiscal 2005 and 2004, respectively.
    The second-quarter 2005 results included the Company's continued investment in its infrastructure, research and development, and stock-based compensation expense. Stock-based compensation expense was $5.3 million, compared to $2.1 million for the second quarter of fiscal 2004.

    Operating highlights during the quarter include:

    -- Raised $247 million in initial public offering on the New York Stock Exchange effective on February 16, 2005.

    -- Company founder and Chairman Ray Dolby contributed intellectual property rights to the Company, eliminating future royalty obligations.

    --  Debuted Dolby(R) Digital Cinema system at ShoWest in Las
        Vegas.

    -- All films nominated for 2004 Oscars(R) in the Sound Editing and Sound Mixing categories incorporated Dolby Digital or Dolby Digital Surround EX(TM) technology.

    Business Outlook

    For fiscal 2005, revenue is expected to be in the range of $335 million to $350 million, compared to $289 million in fiscal 2004. Net income for fiscal 2005 is expected to be between $49 million and $55 million, compared to $39.8 million in fiscal 2004. Pro forma net income for fiscal 2005 is expected to be between $60 million and $67 million, compared to pro forma net income of $63.3 million in fiscal 2004. Earnings per diluted share for the full fiscal year 2005 are expected to be in the range of $0.45 to $0.51 and, on a pro forma basis, $0.55 to $0.62. This compares to $0.43 per diluted share and $0.68 per diluted share, pro forma, in fiscal 2004. Stock-based compensation expense for the full year is expected to be between $14 million and $15 million. EPS is estimated on a diluted share count of 108 million shares.
    As noted in its prospectus, the Company's operating results may fluctuate due to a number of factors outside of the Company's control. Because the Company does not manufacture or sell the products that drive the licensing business, there is limited ability to control the timing of revenue on a quarterly basis. As a result, the business is managed over the long-term, focusing on year-over-year growth. Therefore, the Company's policy is to provide guidance for the full year.

    Pro Forma Information

    Throughout the Company's history, Ray Dolby retained ownership of the intellectual property he created related to the Company's business and licensed those rights to the Company in exchange for royalty payments. In connection with the Company's IPO, Ray Dolby contributed to the Company all of these intellectual property rights. The pro forma financial information included in this release gives effect to the asset contribution as though such transactions had been completed prior to the beginning of fiscal 2004. The Company provides this information because it believes the pro forma presentation more accurately reflects the Company's financial position going forward. A reconciliation of the Company's actual results to its pro forma results is included in this release.

    Conference Call Information

    Today, beginning at 2:00 p.m. PDT, Bill Jasper, President and CEO, and Marty Jaffe, Executive Vice President Business and Finance, will lead a conference call open to all interested parties to discuss the quarterly results and answer analysts' and portfolio managers' questions.
    Access to the teleconference is available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 800-810-0924 (international callers can access the call by dialing 913-981-4900).
    A replay of the call will be available until May 13 by dialing 888-203-1112 (international callers can access the replay by dialing 719-457-0820) and entering confirmation code number 8477436. An archived version of the teleconference will also be available on www.dolby.com.

    About Dolby Laboratories

    Dolby Laboratories (NYSE: DLB) develops and delivers products and technologies that make the entertainment experience more realistic and immersive. For nearly four decades, Dolby has been at the forefront of defining high-quality audio and surround sound in cinema, broadcast, home audio systems, cars, DVDs, headphones, games, televisions, and personal computers. Based in San Francisco with European headquarters in England, the company has entertainment industry liaison offices in New York and Los Angeles, and licensing liaison offices in London, Shanghai, Beijing, Hong Kong, and Tokyo. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.
    Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue and earnings per share for the fiscal year ending September 30, 2005, its expectations regarding future growth and its expectations regarding bringing entertainment technologies to the market in the future are "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. These risks and uncertainties include, without limitation, the following: risks associated with Dolby's ability to maintain and strengthen the Dolby brand; the growth in sales by consumer electronics products manufacturers of products that incorporate Dolby's technologies; the timing of Dolby's receipt of royalty reports and/or payments from its licensees; Dolby's ability to develop and deliver innovative technologies in response to changes in the entertainment industry; risks associated with Dolby's ability to have its products and technologies adopted as industry standards; Dolby's ability to enforce its intellectual property rights; Dolby's ability to develop, maintain and strengthen relationships with industry participants; Dolby's ability to have semiconductor manufacturers incorporate Dolby's technologies into their ICs; the growth of markets for surround sound technologies; competition risks; pricing pressures; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with operating Dolby's business internationally; risks associated with licensing certain of Dolby's technologies in patent pools; Dolby's ability to develop proprietary technology in markets in which open standards are adopted; risks associated with the health of the motion picture industry generally; the growth of the market for digital cinema; Dolby's ability to expand our business into non-sound technologies; and other risks detailed in Dolby's Securities and Exchange Commission filings and reports, including, its registration statement on Form S-1, as amended, filed in connection with its initial public offering. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.
    Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Surround EX is a trademark of Dolby Laboratories. S05/16289. DLB-F



                       DOLBY LABORATORIES, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS



                                 Fiscal Quarter    Fiscal Year-To-Date
                                      Ended               Ended
                               ------------------- -------------------
                               March 26,  April 1, March 26, April 1,
                                   2004       2005    2004       2005
                               ------------------- -------------------
                                             (unaudited)
                                  (in thousands, except per share
                                               amounts)
Revenue:
    Licensing                    $58,948  $64,717  $106,747  $126,908
    Product sales                 14,386   14,807    27,778    31,294
    Production services            5,357    5,577     9,589    11,162
                               ------------------- -------------------
        Total revenue             78,691   85,101   144,114   169,364

Cost of revenue:
    Cost of licensing             15,105   14,062    27,886    30,211
    Cost of product sales(1)       7,717    7,472    14,613    16,284
    Cost of production services(1) 1,931    2,181     3,518     4,196
                               ------------------- -------------------
        Total cost of revenue     24,753   23,715    46,017    50,691
Gross margin                      53,938   61,386    98,097   118,673
Operating expenses:
    Selling, general and
     administrative(1)            26,301   35,610    46,393    68,467
    Research and development(1)    5,700    7,740    10,634    16,029
    Settlements                        -        -         -    (2,000)
    In-process research and
     development                   1,540        -     1,540         -
                               ------------------- -------------------
        Total operating
         expenses                 33,541   43,350    58,567    82,496
                               ------------------- -------------------
Operating income                  20,397   18,036    39,530    36,177
Other income, net                    156      751       380     1,038
                               ------------------- -------------------
Income before provision for
 income taxes and controlling
 interest                         20,553   18,787    39,910    37,215
Provision for income taxes         8,124    8,000    14,949    15,743
                               ------------------- -------------------
Income before controlling
 interest                         12,429   10,787    24,961    21,472
Controlling interest in net
 income                              (70)    (457)     (356)     (765)
                               ------------------- -------------------
Net income                       $12,359  $10,330   $24,605   $20,707
                               =================== ===================


Basic net income per share         $0.14    $0.11     $0.29     $0.23
Diluted net income per share       $0.14    $0.10     $0.27     $0.20
Shares used in the calculation
 of basic net income per share 85,432 94,806 85,221 90,649 Shares used in the calculation of diluted net income per
 share                            90,986  105,544    90,770   101,573


(1) Stock-based compensation was
     classified as follows:

    Cost of product sales             $-      $56        $-      $110
    Cost of production services        -       30         -        56
    Selling, general and
     administrative                2,130    4,603     2,134     6,790
    Research and development           -      570         -     1,251
                               ------------------- -------------------
        Total stock-based
         compensation             $2,130   $5,259    $2,134    $8,207
                               =================== ===================



                       DOLBY LABORATORIES, INC.
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


                                             Pro Forma
                              ----------------------------------------
                                Fiscal Quarter     Fiscal Year-To-Date
                                     Ended                Ended
                              -------------------- -------------------
                               March 26,  April 1, March 26, April 1,
                                  2004        2005    2004       2005
                              ----------------------------------------
                                            (unaudited)
                              (in thousands, except per share amounts)
Revenue:
    Licensing                    $58,948  $64,717  $106,747  $126,908
    Product sales                 14,386   14,807    27,778    31,294
    Production services            5,357    5,577     9,589    11,162
                              -------------------- -------------------
        Total revenue             78,691   85,101   144,114   169,364

Cost of revenue:
    Cost of licensing              5,917    6,789    10,585    12,787
    Cost of product sales (1)      6,946    7,088    13,085    14,998
    Cost of production
     services (1)                  1,931    2,181     3,518     4,196
                              -------------------- -------------------
        Total cost of revenue     14,794   16,058    27,188    31,981
Gross margin                      63,897   69,043   116,926   137,383
Operating expenses:
    Selling, general and
     administrative (1)           26,301   35,610    46,393    68,467
    Research and development(1)    5,700    7,740    10,634    16,029
    Settlements                        -        -         -    (2,000)
    In-process research and
     development                   1,540        -     1,540         -
                              -------------------- -------------------
        Total operating
         expenses                 33,541   43,350    58,567    82,496
                              -------------------- -------------------
Operating income                  30,356   25,693    58,359    54,887
Other income, net                    156      751       380     1,038
                              -------------------- -------------------
Income before provision for
 income taxes and controlling
 interest                         30,512   26,444    58,739    55,925
Provision for income taxes        11,992   11,070    22,235    23,330
                              -------------------- -------------------
Income before controlling
 interest                         18,520   15,374    36,504    32,595
Controlling interest in net
 income                              (70)    (457)     (356)     (765)
                              -------------------- -------------------
Net income                       $18,450  $14,917   $36,148   $31,830
                              ==================== ===================


Basic net income per share         $0.22    $0.16     $0.42     $0.35
Diluted net income per share       $0.20    $0.14     $0.40     $0.31
Shares used in the calculation
 of basic net income per share 85,432 94,806 85,221 90,649 Shares used in the calculation of diluted net income per
 share                            90,986  105,544    90,770   101,573


(1) Stock-based compensation
     was classified as follows:

    Cost of product sales             $-      $56        $-      $110
    Cost of production
     services                          -       30         -        56
    Selling, general and
     administrative                2,130    4,603     2,134     6,790
    Research and development           -      570         -     1,251
                              -------------------- -------------------
        Total stock-based
         compensation             $2,130   $5,259    $2,134    $8,207
                              ==================== ===================


                       DOLBY LABORATORIES, INC.
                      CONSOLIDATED BALANCE SHEETS


                                               Sept. 24,    April 1,
                                                   2004        2005
                                               ----------- -----------
                                                           (unaudited)
                                                   (in thousands)
                    ASSETS
Current assets:
    Cash and cash equivalents                     $78,711    $350,650
    Accounts receivable, net                       18,257      18,824
    Accounts receivable from related parties        1,927         225
    Inventories                                     7,163       8,195
    Income tax receivable                           4,246         145
    Deferred income taxes                          30,813      34,593
    Prepaid expenses and other current assets       3,640       3,038
                                               ----------- -----------
        Total current assets                      144,757     415,670
Property, plant and equipment, net                 72,333      78,028
Intangible assets, net                              6,778      18,109
Goodwill                                           22,030      23,200
Long-term deferred income taxes                     6,669       6,812
Other assets                                        9,299       8,122
                                               ----------- -----------
        Total assets                             $261,866    $549,941
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities      $56,540     $62,392
    Accounts payable and accrued royalties due
     to related parties                               291       7,688
    Income taxes payable                            3,793       2,348
    Current portion of debt                         1,290       1,347
    Deferred revenue                                2,562       2,544
                                               ----------- -----------
        Total current liabilities                  64,476      76,319
Long-term debt                                     13,580      13,131
Other non-current liabilities                      23,283      23,723
                                               ----------- -----------
        Total liabilities                         101,339     113,173
Controlling interest                               17,200      18,257
Stockholders' equity:
    Class A common stock                                -          32
    Class B common stock                               87          71
    Additional paid-in capital                     48,731     300,963
    Deferred stock-based compensation             (33,728)    (32,745)
    Retained earnings                             125,076     145,783
    Accumulated other comprehensive income          3,161       4,407
                                               ----------- -----------
        Total stockholders' equity                143,327     418,511
                                               ----------- -----------
        Total liabilities and stockholders'
         equity                                  $261,866    $549,941
                                               =========== ===========


                       DOLBY LABORATORIES, INC.
         RECONCILIATION OF PRO FORMA STATEMENTS OF OPERATIONS


                                            Fiscal Quarter Ended
                                                April 1, 2005
                                       -------------------------------
                                         Actual    Effect of    Pro
                                                    Related    Forma
                                                     Party
                                                    Royalty
                                                   Agreements
                                       -------------------------------
                                                 (unaudited)
                                       (in thousands, except per share
                                                   amounts)
Revenue:
    Licensing                             $64,717         $-  $64,717
    Product sales                          14,807          -   14,807
    Production services                     5,577          -    5,577
                                       -------------------------------
        Total revenue                      85,101          -   85,101

Cost of revenue:
    Cost of licensing                      14,062     (7,273)   6,789
    Cost of product sales                   7,472       (384)   7,088
    Cost of production services             2,181          -    2,181
                                       -------------------------------
        Total cost of revenue              23,715     (7,657)  16,058
Gross margin                               61,386      7,657   69,043
Operating expenses:
    Selling, general and administrative    35,610          -   35,610
    Research and development                7,740          -    7,740
    Settlements                                 -          -        -
                                       -------------------------------
        Total operating expenses           43,350          -   43,350
                                       -------------------------------
Operating income                           18,036      7,657   25,693
Other income, net                             751          -      751
                                       -------------------------------
Income before provision for income
 taxes and controlling interest            18,787      7,657   26,444
Provision for income taxes                  8,000      3,070   11,070
                                       -------------------------------
Income before controlling interest         10,787      4,587   15,374
Controlling interest in net income           (457)         -     (457)
                                       -------------------------------
Net income                                $10,330     $4,587  $14,917
                                       ===============================


Basic net income per share                  $0.11      $0.05    $0.16
Diluted net income per share                $0.10      $0.04    $0.14
Shares used in the calculation of basic
 net income per share                      94,806              94,806
Shares used in the calculation of
 diluted net income per share             105,544             105,544



                                          Fiscal Year-To-Date Ended
                                                 April 1, 2005
                                        ------------------------------
                                         Actual   Effect of     Pro
                                                   Related     Forma
                                                    Party
                                                   Royalty
                                                  Agreements
                                        --------- ---------- ---------
                                                 (unaudited)
                                       (in thousands, except per share
                                                   amounts)

Revenue:
    Licensing                           $126,908         $-  $126,908
    Product sales                         31,294          -    31,294
    Production services                   11,162          -    11,162
                                        ------------------------------
        Total revenue                    169,364          -   169,364

Cost of revenue:
    Cost of licensing                     30,211    (17,424)   12,787
    Cost of product sales                 16,284     (1,286)   14,998
    Cost of production services            4,196          -     4,196
                                        ------------------------------
        Total cost of revenue             50,691    (18,710)   31,981
Gross margin                             118,673     18,710   137,383
Operating expenses:
    Selling, general and administrative   68,467          -    68,467
    Research and development              16,029          -    16,029
    Settlements                           (2,000)         -    (2,000)
                                        ------------------------------
        Total operating expenses          82,496          -    82,496
                                        ------------------------------
Operating income                          36,177     18,710    54,887
Other income, net                          1,038          -     1,038
                                        ------------------------------
Income before provision for income
 taxes and controlling interest           37,215     18,710    55,925
Provision for income taxes                15,743      7,587    23,330
                                        ------------------------------
Income before controlling interest        21,472     11,123    32,595
Controlling interest in net income          (765)         -      (765)
                                        ------------------------------
Net income                               $20,707    $11,123   $31,830
                                        ==============================


Basic net income per share                 $0.23      $0.12     $0.35
Diluted net income per share               $0.20      $0.11     $0.31
Shares used in the calculation of basic
 net income per share                     90,649               90,649
Shares used in the calculation of
 diluted net income per share            101,573              101,573


                     DOLBY LABORATORIES, INC.
        RECONCILIATION OF PRO FORMA STATEMENTS OF OPERATIONS


                                Fiscal Quarter Ended March 26, 2004
                                -----------------------------------
                                   Actual    Effect of      Pro
                                              Related      Forma
                                              Party
                                              Royalty
                                             Agreements
                                -----------------------------------
                                              (unaudited)
                                   (in thousands, except per share
                                                amounts)
Revenue:
    Licensing                     $ 58,948   $     -     $ 58,948
    Product sales                   14,386         -       14,386
    Production services              5,357         -        5,357
                                   --------------------------------
        Total revenue               78,691         -       78,691

Cost of revenue:
    Cost of licensing               15,105    (9,188)       5,917
    Cost of product sales            7,717      (771)       6,946
    Cost of production services      1,931         -        1,931
                                   --------------------------------
        Total cost of revenue       24,753    (9,959)      14,794
Gross margin                        53,938     9,959       63,897
Operating expenses:
    Selling, general and
     administrative                 26,301         -       26,301
    Research and development         5,700         -        5,700
    Settlements                          -         -            -
    In-process research
     and development                 1,540         -        1,540
                                   --------------------------------
        Total operating expenses    33,541         -       33,541
                                   --------------------------------
Operating income                    20,397     9,959       30,356
Other income, net                      156         -          156
                                   --------------------------------
Income before provision
 for income taxes and
 controlling interest               20,553     9,959       30,512
Provision for income taxes           8,124     3,868       11,992
                                   --------------------------------
Income before controlling interest  12,429     6,091       18,520
Controlling interest in net income     (70)        -          (70)
                                   --------------------------------
Net income                        $ 12,359   $ 6,091     $ 18,450
                                   ================================


Basic net income per share         $  0.14   $  0.08      $  0.22
Diluted net income per share       $  0.14   $  0.06      $  0.20
Shares used in the calculation
 of basic net income per share      85,432                 85,432
Shares used in the calculation
 of diluted net income per share    90,986                 90,986

                                       Fiscal Year-To-Date Ended
                                             March 26, 2004
                                   --------------------------------
                                     Actual     Effect of    Pro
                                                Related     Forma
                                                 Party
                                                Royalty
                                               Agreements
                                   --------------------------------
Revenue:
    Licensing                     $106,747        $-     $106,747
    Product sales                   27,778         -       27,778
    Production services              9,589         -        9,589
                                   --------------------------------
        Total revenue              144,114         -      144,114

Cost of revenue:
    Cost of licensing               27,886   (17,301)      10,585
    Cost of product sales           14,613    (1,528)      13,085
    Cost of production services      3,518         -        3,518
                                   --------------------------------
        Total cost of revenue       46,017   (18,829)      27,188
Gross margin                        98,097    18,829      116,926
Operating expenses:
    Selling, general
     and administrative             46,393         -       46,393
    Research and development        10,634         -       10,634
    Settlements                          -         -          -
    In-process research
     and development                 1,540         -        1,540
                                   --------------------------------
        Total operating expenses    58,567         -       58,567
                                   --------------------------------
Operating income                    39,530    18,829       58,359
Other income, net                      380         -          380
                                   ------------------------------
Income before provision for income
 taxes and controlling interest     39,910    18,829       58,739
Provision for income taxes          14,949     7,286       22,235
                                   ------------------------------
Income before controlling interest  24,961    11,543       36,504
Controlling interest in net income    (356)        -         (356)
                                   --------------------------------
Net income                         $24,605   $11,543      $36,148
                                   ==============================


Basic net income per share           $0.29     $0.13        $0.42
Diluted net income per share         $0.27     $0.13        $0.40
Shares used in the
  calculation of basic
  net income per share              85,221                 85,221
Shares used in the calculation of
 diluted net income per share       90,770                 90,770

    CONTACT: Dolby Laboratories
             Paula Dunn, 415-645-4100
             investor@dolby.com
             or
             Kalt Rosen & Co.
             Pierre Hirsch, 415-397-2686
             hirsch@krc-ir.com